UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: May 4, 2005
                        (Date of earliest event reported)

                                  NDS Group plc
             (Exact name of registrant as specified in its charter)


     England and Wales                 0-30364                 Not applicable
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


One London Road, Staines, Middlesex, United Kingdom              TW18 4EX
(Address of principal executive offices)                        (Zip code)

      Registrant's telephone number, including area code: +44 208 476 8000


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition".

On May 4, 2005, NDS Group plc ("the Company") issued a press release setting forth the Company's unaudited earnings for the quarter ended March 31, 2005, the third quarter of its current fiscal year. A copy of the Company's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 4, 2005                                    NDS Group plc


                                                     By: /s/ A Gersh
                                                         -----------------------
                                                         Alexander Gersh
                                                         Chief Financial Officer

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Exhibit Index

  Exhibit Number         Description

       99                Press Release issued by NDS Group plc dated May 4, 2005